As filed with the Securities and Exchange Commission on August 14, 2000
                                                Registration No. 333-___________

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                               -------------------

                              SPORTSLINE.COM, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                                            65-0470894
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(State or other jurisdiction of                               (IRS Employer
 incorporation or organization)                           Identification Number)

                           2200 W. Cypress Creek Road
                         Fort Lauderdale, Florida 33309
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                    (Address of Principal Executive Offices)

                        1997 Incentive Compensation Plan
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                            (Full title of the Plan)

                              ---------------------

                                  Michael Levy
                      President and Chief Executive Officer
                           2200 W. Cypress Creek Road
                         Fort Lauderdale, Florida 33309
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                     (Name and address of agent for service)

                                 (954) 351-2120
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          (Telephone number, including area code, of agent for service)

                                   Copies to:

   Kenneth C. Hoffman, Esq.                       Kenneth S. Gersh, Esq.
    Greenberg Traurig, P.A.                           Senior Counsel
     1221 Brickell Avenue                          SportsLine.com, Inc.
     Miami, Florida 33131                       2200 W. Cypress Creek Road
        (305) 579-0500                        Fort Lauderdale, Florida 33309
    Telecopy (305) 579-0717                           (954) 351-2120
                                                  Telecopy (954) 351-0368

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                         CALCULATION OF REGISTRATION FEE

==========================================================================================================================
                                                             Proposed maximum        Proposed
           Title of securities            Amount to be        offering price     maximum aggregate        Amount of
            to be registered              registered          per share (1)       offering price      registration fee
--------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value            2,500,000 shares         $17.1875           $42,968,750            $11,344
==========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee. The aggregate offering price has been computed pursuant to Rules 457(c) and 457(h) promulgated under the Securities Act of 1933, as amended, on the basis of the average of the high and low sale prices of the Common Stock as reported on the Nasdaq National Market System on August 7, 2000, a date within five business days prior to the date of filing of this Registration Statement.

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

         The contents of the Registrant's Registration Statements on Form S-8, Registration No. 333-46023, dated February 10, 1998, as amended on June 26, 1998, Registration No. 333-57821, dated June 26, 1998, and Registration No. 333-33650, dated March 30, 2000, each relating to the 1997 Incentive Compensation Plan are incorporated herein by reference.

Item 8.  Exhibits

           4.1    1997 Incentive Compensation Plan, as amended.

           5.1    Opinion of Greenberg Traurig, P.A.

           23.1   Consent of Arthur Andersen LLP.

           23.2 Consent of Greenberg Traurig, P.A. (contained in its opinion filed as Exhibit 5.1 hereto).

           24.1   Power of Attorney (included on signature page hereto).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lauderdale, State of Florida on August 14, 2000.

                                            SPORTSLINE.COM, INC.

                                            By: /s/ Michael Levy
                                                --------------------------------
                                                Michael Levy, President and
                                                Chief Executive Officer

                                POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael Levy and Kenneth W. Sanders his true and lawful attorneys-in-fact, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including any post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto, and other documents to be filed in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes, each acting alone, may lawfully do or cause to be done by virtue hereof.

             Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                 Signature                                        Title                               Date
                 ---------                                        -----                               ----
                                              President, Chief Executive Officer and             August 14, 2000
/s/ Michael Levy                                  Director (principal executive officer)
-----------------------------------------
Michael Levy

                                              Chief Financial Officer  (principal                August 14, 2000
/s/ Kenneth W. Sanders                            financial and accounting officer)
-----------------------------------------
Kenneth W. Sanders

                                              Director                                           August 14, 2000
/s/ Thomas Cullen
-----------------------------------------
Thomas Cullen

                                              Director                                           August 14, 2000
/s/ Gerry Hogan
-----------------------------------------
Gerry Hogan

                                              Director                                           August 14, 2000
/s/ Richard B. Horrow
-----------------------------------------
Richard B. Horrow

                                              Director                                           August 14, 2000
/s/ Joseph Lacob
-----------------------------------------
Joseph Lacob

                                              Director                                           August 14, 2000
/s/ Sean McManus
-----------------------------------------
Sean McManus

                                              Director                                           August 14, 2000
/s/ Andrew Nibley
-----------------------------------------
Andrew Nibley

                                              Director                                           August 14, 2000
/s/ Russell I. Pillar
-----------------------------------------
Russell I. Pillar

                                              Director                                           August 14, 2000
/s/ Michael P. Schulof
-----------------------------------------
Michael P. Schulof

                                              Director                                           August 14, 2000
/s/ James C. Walsh
-----------------------------------------
James C. Walsh

                                  EXHIBIT INDEX

Exhibit
 Number                              Description
--------      ------------------------------------------------------------------
  4.1         1997 Incentive Compensation Plan, as amended

  5.1         Opinion of Greenberg Traurig, P.A.

  23.1        Consent of Arthur Andersen LLP

  23.3        Consent of Greenberg Traurig, P.A. (included in Exhibit 5.1)

  24.1 Power of Attorney is included on the signature page of this Registration Statement.